UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 12, 2016

ALEXANDER’S, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-06064	No. 51-0100517
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue, New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement

On January 12, 2016, 731 Office One LLC (“Landlord”), a 100% owned subsidiary of Alexander’s, Inc. (the “Company”), entered into the Second Amendment of Lease (the “Second Amendment”) with Bloomberg L.P. (“Tenant”), which amends the Agreement of Lease, dated as of April 30, 2001, between Seven Thirty One Limited Partnership, Landlord’s predecessor-in-interest, and Tenant, as amended by a First Amendment of Lease, dated April 19, 2002 (the “Amended Original Lease”) (the Amended Original Lease, together with the Second Amendment thereto, being referred to herein, collectively, as the “Lease”).  The Lease relates to office space at the Company’s 731 Lexington Avenue property in Manhattan, New York.

The Second Amendment amends the Amended Original Lease to include approximately 192,000 rentable square feet (the “Additional Space”), thereby increasing the aggregate amount of rentable square feet subject to the Amended Original Lease to approximately 889,000.  The Additional Space was previously leased by Landlord to Tenant under two separate lease agreements for terms expiring in December 2020. Under the Second Amendment, the term of the Additional Space has been extended to be coterminous with the term of the Amended Original Lease, which expires on February 8, 2029, and, as part of the Amended Original Lease term, may be further extended at Tenant’s option through February 8, 2039. Tenant is obligated to pay annual rent for the Additional Space, on a net basis, equal to (i) for the current Lease term, $83.00 per rentable square foot, escalated by 11% every four years and (ii) for any extension Lease term, the greater of such escalated rent, escalated by 11% every four years, and the fair rental value of the Additional Space.

Tenant is required to deliver a $200,000,000 letter of credit to and for the benefit of Landlord no later than February 1, 2016.  Landlord may draw on the letter of credit subject to certain terms of the Lease, including an event of default by Tenant.  In each of the last five years of the Lease term, the letter of credit may be reduced by $20,000,000.

On January 13, 2016, the Company issued a press release regarding the transaction.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein into this Item 1.01.

Item 9.01.         Financial Statements and Exhibits.

(d)        Exhibits.

99.1      Press Release, dated January 13, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER’S, INC.
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President and
Chief Financial Officer

Date: January 19, 2016

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EXHIBIT INDEX

99.1        Press Release, dated January 13, 2016.

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